Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS EITHER (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL, OR DISCLOSURE OF SUCH INFORMATION WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. REDACTED INFORMATION IS MARKED WITH A [*****]. CERTAIN SCHEDULES OR SIMILAR ATTACHMENTS HAVE BEEN OMITTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(a)(5) of REGULATION S-K.

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Amendment”), dated as of January 10, 2025, by and among Nano Nuclear Energy Inc., a Nevada corporation (including any permitted designee(s), assignee(s), or nominee(s) of Nano Nuclear Energy Inc., including the Buyer Designees described in Section 8 of this Amendment below, collectively, “Buyer”), Ultra Safe Nuclear Corporation, a Delaware corporation (“USNC”), Ultra Safe Nuclear Corporation – Technologies, a Washington corporation (“USNC Tech”), USNC Holdings, LLC, a Washington limited liability company (“USNC Holdings”), Global First Power Limited, a Canadian corporation (“GFP”), and USNC – Power Ltd., a British Columbia corporation (“USNC-Power”, and together with USNC, USNC Tech, USNC Holdings, and GFP, collectively, “Seller”). Buyer and Seller are each hereinafter referred to, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

A. The Parties entered into that certain Asset Purchase Agreement, dated as of December 18, 2024 (the “Purchase Agreement”).

B. The Parties have agreed to amend the Purchase Agreement on the terms set forth herein to reflect certain modifications to the Purchase Agreement.

C. Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Purchase Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby amend the Purchase Agreement as follows:

1. Definitions. Section 1 of the Purchase Agreement is hereby amended as follows:

(a) The following definitions are inserted after the definition of the defined term “Buyer Closing Certificate” and before the definition of the defined term “Cash Consideration”:

““Canadian Consents” means the consents of the Canadian Nuclear Safety Commission and Canadian Nuclear Laboratories referenced in Schedule 5.3 for the Canadian Contracts.

“Canadian Contracts” means the Designated Contracts identified on the Designated Contracts schedule as the Canadian Consents.”

(b) The definition of “Demonstration Projects” is hereby deleted in its entirety and replaced with the following:

““Demonstration Projects” means the University of Illinois and Chalk River demonstration projects being conducted by Seller and the Project Partnership as part of the Business.”

(c) The definition of “Purchased Equity Interests” is hereby deleted in its entirety and replaced with the following:

““Purchased Equity Interests” means (i) all limited partnership interests in the Project Partnership, and (ii) all general partnership interests in the Project Partnership.”

(d) The definition of “Purchased Subsidiary” is hereby deleted in its entirety and replaced with the following:

““Purchased Subsidiary” means the Project Partnership.”

2. Closing Deliveries.

(a) Section 4.5(a)(vi) of the Purchase Agreement is hereby amended by inserting “and Section 4.7(d)” immediately after “Section 2.2(e)” as it appears therein.

(b) Section 2.1(e), Section 2.1(g) and Section 4.5(a)(x) of the Purchase Agreement are each hereby amended by inserting “subject to Section 4.7(d),” at the beginning of each such Section.

(c) Section 4.5(a)(ix) of the Purchased Agreement is hereby deleted in its entirety and replaced with the following: “[reserved]”

3. Payment of Purchase Price. Section 4.7 of the Purchase Agreement is hereby amended by adding a new Section 4.7(d) and Section 4.7(e) after existing Section 4.7(c) to read as follows:

“(d) Notwithstanding the provisions of this Agreement, including Section 4.7(a), if, on or prior to the Closing, the Canadian Consents have not been received, then (i) the sum of $250,000 shall be retained in the Escrow Account and continue to be held in escrow by the Escrow Agent pending receipt of the Canadian Consents, (ii) the Canadian Contracts shall not be assumed by the Seller and assigned to Buyer until receipt of the Canadian Consents, and (iii) the Seller shall not transfer, convey, or assign the equity interests in the Project Partnership or any rights of Seller with respect to the Demonstration Project conducted by the Project Partnership to Buyer or one or more designees of Buyer until receipt of the Canadian Consents. From and after the Closing, subject to Section 4.7(e) below, (i) Seller, Buyer, and any one or more designees of Buyer who will assume the Canadian Contracts or acquire the equity interest in the Project Partnership shall use Seller’s, Buyer’s, and any such designees’ respective commercially reasonable efforts to obtain the Canadian Consents and (ii) Seller shall cooperate diligently and in good faith, without further consideration, with Buyer in any commercially reasonable arrangements Buyer may request to provide Buyer with all of the benefits of, or under, the applicable Canadian Contract, the Demonstration Project conducted by the Project Partnership, or with respect to the Project Partnership, including enforcement for the benefit of Buyer of any and all rights of Seller against any party to the applicable Canadian Contract or Demonstration Project arising out of the breach or cancellation thereof by such party, and not taking, or omitting to take, any action with respect to the Project Partnership that would require the approval of the Project Partnership’s board of directors (or similar governing board or person) or equity holders without obtaining the prior written consent of Buyer; provided, however, that to the extent that any such arrangement has been made at the request of Buyer to provide Buyer with the benefits of, or under, the applicable Canadian Contract or Demonstration Project, from and after Closing, Buyer shall be responsible for, and shall promptly pay all payments and other Liabilities of Seller under such Canadian Contract or Demonstration Project or in respect of the Project Partnership (all of which shall constitute, and shall be deemed to be, Assumed Liabilities hereunder) to the same extent as if such Canadian Contract or Demonstration Project or the equity interests in the Purchased Subsidiary had been assigned or transferred at Closing.

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(e) Upon receipt of the Canadian Consents, (i) the Seller shall assume and assign to Buyer the Canadian Contracts, (ii) the Seller shall (A) deliver to Buyer or one or more of Buyer’s designees the documentation described in Section 4.5(a)(x) and (B) transfer, convey, and assign any rights of the Seller with respect to the Demonstration Project conducted by the Project Partnership to Buyer or one or more of designees of Buyer, and (iii) Seller and Buyer shall direct the Escrow Agent to disburse the sum of $250,000 to Seller; provided, however, that if the Canadian Consents are not received within ninety (90) days after the Closing, then at any time thereafter at the sole election of Buyer by providing written notice thereof to Seller, the Canadian Contracts shall be deemed to be Retained Contracts, Seller shall have no further obligations to assume and assign the Canadian Contracts to Buyer, the equity interests in the Project Partnership and any rights of Seller with respect to the Demonstration Project conducted by the Project Partnership shall be deemed to be Retained Assets and shall not be purchased by Buyer, Seller and Buyer shall direct the Escrow Agent to disburse the sum of $250,000 to Buyer, and the Purchase Price shall be deemed to be reduced by $250,000.”

4. Allocation of Purchase Price. Section 4.8 of the Purchase Agreement is hereby amended by deleting the second sentence thereof and inserting the following as the second sentence of Section 4.8:

“Buyer agrees to prepare the Allocation Schedule based on Seller’s balance sheet dated as of October 31, 2024 (a true, complete, and accurate copy of which is attached as Schedule 4.8) utilizing similar proportionate allocations for the Purchased Assets, except as otherwise agreed by Seller, such agreement not to be unreasonably withheld, delayed or conditioned.”

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5. Jurisdiction of Formation. The first sentence of Section 5.1(a) of the Purchase Agreement is hereby amended by deleting the word “Each” as it appears at the beginning thereof and inserting in place thereof “Except as provided on Schedule 5.1, each”.

6. Amended Schedules.

(a) Schedule 2.1(c) to the Purchase Agreement is hereby amended by adding the following patent to Schedule 2.1(c) Attachment Patents:

[******]

(b) Schedule 5.1 to the Purchase Agreement is hereby deleted and Schedule 5.1 attached to this Amendment is inserted as Schedule 5.1 to the Purchase Agreement

(c) Schedule 5.2 to the Purchase Agreement is hereby amended by deleting the following:

Ultra Safe Nuclear Corporation UK Limited	Francesco Venneri	Director

(d) Buyer and Seller acknowledge and agree that (i) the Contracts with Battelle Energy Alliance and the State of Alabama set forth on Schedule 2.2(a)-1 to the Purchase Agreement have each expired in accordance with the respective terms of such Contracts, (ii) such Contracts are deemed to be deleted from Schedule 2.2(a)-1 to the Purchase Agreement, and (iii) the references to such Contracts and the applicable counterparties on Schedule 5.3 to the Purchase Agreement are deemed to be deleted from Schedule 5.3 to the Purchase Agreement.

7. Designated Contracts. The Parties acknowledge and agree that notwithstanding anything to the contrary in the Purchase Agreement or any certificate or notice delivered pursuant thereto, the Designated Contracts are those set forth on Schedule 7 hereto (including for purposes of the “Canadian Contracts” definition set forth in Section 1(a) hereof).

8. Buyer Designees. The Parties hereby acknowledge and agree that, in accordance with and subject to the Purchase Agreement, Buyer is assigning and delegating Buyer’s rights and obligations under the Purchase Agreement with respect to the Purchased Assets and Assumed Liabilities (other than the Purchased Subsidiary, the Canadian Contracts and any rights of Seller with respect to the Demonstration Project conducted by the Project Partnership) that are part of (a) the Business described in clause (i) of the definition thereof (the “MMR Business”) to Buyer’s subsidiary Kronos MMR Inc., a Nevada corporation (“Kronos MMR”), and (b) the Business described in clause (ii) of the definition thereof (the “Pylon Business”) to Buyer’s subsidiary LOKI MMR Inc., a Nevada corporation (“LOKI MMR”). The Parties hereby further acknowledge and agree that Buyer is (a) assigning Buyer’s rights and obligations to acquire (i) the general partnership interests in the Project Partnership to Modular Micro Reactor Technologies Inc., a company organized in British Columbia (f/k/a 1519188 B.C. Ltd.) (“MMR BC”), which is not a subsidiary of Buyer, but is owned by an officer and shareholder of Buyer, and (ii) the limited partnership interests in the Project Partnership to Modular Micro Power Inc., a company organized in British Columbia (f/k/a 1519191 B.C. Ltd.) (“MMP BC”), which is not a subsidiary of Buyer, but is owned by an officer and shareholder of Buyer, and (b) assigning and delegating Buyer’s rights and obligations with respect to the assumption of the Canadian Contracts and all rights of Seller, if any, to be sold, transferred and conveyed under the Purchase Agreement with respect to the Demonstration Project conducted by the Project Partnership to 1520572 B.C. Ltd., a company organized in British Columbia (“MMR Contracts BC”, and collectively with Kronos MMR, LOKI MMR, MMR BC and MMP BC, the “Buyer Designees”), which is not a subsidiary of Buyer, but is owned by an officer and shareholder of Buyer. Pursuant to and in accordance with Section 8.11 of the Purchase Agreement, Seller hereby consents to the assignments and delegations described in this Section 8. Notwithstanding any assignment or delegation by Buyer to the Buyer Designees, Buyer shall remain secondarily liable to Seller for any assigned or delegated obligations in accordance with Section 8.11 of the Purchase Agreement.

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9. UK Project Company. The Parties hereby acknowledge and agree that the Purchase Agreement is being amended pursuant to this Amendment to exclude the equity interests of the UK Project Company and the rights to the related UK Advance Modular Reactor Demonstration Project as Purchased Assets and Assumed Liabilities, and such assets, properties and rights will instead be Retained Assets (provided, that, for the avoidance of doubt, the UK Project Company shall not have any ownership or license of, or other rights to use, the Intellectual Property that is a Purchased Asset, including the Intellectual Property rights that are part of the MMR Business). In consideration of the foregoing, Seller hereby agrees that it will notify Buyer in writing at least five (5) Business Days in advance of (i) any sale, transfer, issuance or other disposition of all or any portion of the equity interests of the UK Project Company (whether by equity sale, merger, amalgamation or otherwise), or (ii) the sale, license or other transfer of the UK Project Company’s assets, including intellectual property rights and/or the rights to the related UK Advance Modular Reactor demonstration project, in any case of clauses (i) or (ii), to any other Person.

10. Full Force and Effect. Except as specifically amended herein, all of the terms, covenants, conditions, and stipulations contained in the Purchase Agreement are hereby ratified and confirmed in all respects and shall continue to apply with full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Purchase Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Purchase Agreement in the Purchase Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Purchase Agreement, as amended by this Amendment (or as the Purchase Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Purchase Agreement, as amended by this Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Purchase Agreement, and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to its subject matter.

11. Governing Law. The laws of the State of Delaware, without giving effect to its principles of conflicts of law, shall govern this Amendment and all adversarial proceedings arising out of this Amendment. Without limiting the foregoing, this Amendment shall be governed, enforced, interpreted and construed in a manner consistent with the Purchase Agreement.

12. Counterparts. This Amendment may be executed in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.

Seller:

ULTRA SAFE NUCLEAR CORPORATION,
a Delaware corporation

By:	/s/ Steven Cuevas
Name:	Steven J. Cuevas
Title:	EVP Legal Affairs (General Counsel)

ULTRA SAFE NUCLEAR CORPORATION – TECHNOLOGIES,
a Washington corporation

By:	/s/ Steven Cuevas
Name:	Steven J. Cuevas
Title:	Director

USNC HOLDINGS, LLC,
a Washington limited liability company

By:	/s/ Steven Cuevas
Name:	Steven J. Cuevas
Title:	Authorized Signatory

GLOBAL FIRST POWER LIMITED

By:	/s/ Steven Cuevas
Name:	Steven J. Cuevas
Title:	Authorized Signatory and EVP Legal Affairs (General Counsel)

USNC-POWER LTD.

By:	/s/ Steven Cuevas
Name:	Steven J. Cuevas
Title:	Secretary and EVP Legal Affairs (General Counsel)

Buyer:

NANO NUCLEAR ENERGY, INC.,
a Nevada corporation

By:	/s/ James Walker
Name:	James Walker
Title:	CEO

 [Signature Page to First Amendment to Asset Purchase Agreement]

Schedule 5.1

Existence, Good Standing, and Enforceability

[Omitted]

Schedule 7

Designated Contracts

Debtor Name	Designation	Contract Counterparty	Contract Category	Contract No.	Estimated Cure Costs
USNC	MMR Business	[******]	Service Provider Agreement		[******]
USNC-Power*	MMR Business	[******]	Service Provider Agreement		[******]
USNC-Power*	MMR Business	[******]	Service Provider Agreement	[******]	[******]
GFP*	MMR Business	[******]	Services Agreement		[******]

Additional Assignable Contracts

Debtor Name	Designation	Contract Counterparty	Contract Category	Estimated Cure Costs
USNC Tech	Pylon Business	[******]	MOU	[******]
USNC Tech	Pylon Business	[******]	Grant for Government Subcontract	[******]
USNC Tech	Pylon Business	[******]	Grant for Government Subcontract	[******]
USNC Tech	Pylon Business	[******]	Grant for Government Subcontract	[******]

* Canadian Contracts